The Dreyfus Premier
Third Century
Fund, Inc.

SEMIANNUAL REPORT
November 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            14   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            The Dreyfus Premier
                                                       Third Century Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for The Dreyfus Premier Third Century Fund, Inc., covering the six-month period from June 1, 2001 through November 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Lincoln Carnam, Maceo K. Sloan and Larry Jones.

Even before the devastating terrorist attacks of September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Lincoln Carnam, Maceo K. Sloan and Larry Jones, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the six-month period ended November 30, 2001, the fund produced a total return of -13.71% for Class A shares, -13.99% for Class B shares, -14.16% for Class C shares, -13.63% for Class R shares, -14.05% for Class T shares and -13.63% for Class Z shares.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -8.65% for the same period.(2)

We attribute the fund's absolute performance to a deteriorating economy, which resulted in lower stock prices for many of the fund's holdings. While the stock market showed improvement during the last two months of the reporting period, the fund's holdings within the information technology and telecommunications areas caused the fund's performance to trail that of its benchmark.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was already in a recession. Most stocks suffered in this environment, but certain industry groups were particularly hard-hit, including information technology and telecommunications services. In hindsight, we may have waited too long before trimming the fund's exposure to these growth-oriented companies. When the reporting period began, approximately 28% of the fund's assets was allocated to technology stocks and 10% to telecommunications services. By the end of the summer, we had scaled those weightings back to approximately 18% and 8%, respectively. While that decision was positive overall, early declines in these industry groups resulted in returns that lagged those of the S&P 500 Index for the reporting period.

During difficult stock market environments, we believe it's especially important to concentrate on stocks that have a record of consistent earnings and are reasonably priced. We found many of these characteristics in health care and financial services stocks. Health care stocks provided some of the fund's highest returns of the reporting period, especially for some of its pharmaceutical holdings that, we believe, are poised to benefit from new drugs slated for release in 2002 and 2003. Many of the fund's financial services stocks benefited from lower interest rates and increased demand for mortgage loans and refinancing.

What is the fund's current strategy?

While we believe the September 11 terrorist attacks may have pushed the expected economic recovery back several calendar quarters, we have been encouraged by the resilience of the stock market during the weeks after the attacks. Accordingly, we have positioned the fund to benefit from such a recovery by emphasizing stocks in the financial services and consumer discretionary areas. As the volume of stock market trading continues to rise following the attacks, we believe that stock prices of many of the fund's large brokerage and asset management companies should also improve. In addition, we believe that the lower interest-rate environment could help support holiday spending among retailers of electronics, such as high-definition and large-screen televisions, video games and palm-size electronic devices.

Can you give us an update on the fund's socially responsible investing activities?

Over the past year, we have continued to follow up with Coca-Cola in an effort to improve the amount of polyethlene terepthalate (PET) in their plastic soft drink containers. We are pleased to report that Coca-Cola has increased the percentage of plastic containers that contain recycled PET from 25% of the total plastic containers they produce to 80% that will have recycled content. These containers consist of 10% recycled material, and by 2005, Coca-Cola is looking to have all of the plastic containers they produce to consist of 10% recycled material. Coca-Cola is the first soft-drink company to make such an effort across their complete product line and we will continue to follow up with Coca-Cola in the hopes of working toward eventually increasing the percentage of recycled material used in the containers that they produce.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

November 30, 2001 (Unaudited)


STATEMENT OF INVESTMENTS

COMMON STOCKS--98.6%                                                                           Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--9.5%

Avon Products                                                                                  224,000                10,693,760

Coca-Cola                                                                                      560,000                26,297,600

Colgate-Palmolive                                                                              414,000                24,161,040

PepsiCo                                                                                        184,000                 8,947,920

Procter & Gamble                                                                               250,000                19,365,000

                                                                                                                      89,465,320

CONSUMER SERVICES--2.4%

Clear Channel Communications                                                                    240,000  (a)          11,215,200

Comcast, Cl. A                                                                                   10,200  (a)             386,070

Comcast, Cl. A (Special)                                                                        284,800  (a)          10,822,400

                                                                                                                      22,423,670

ELECTRONIC TECHNOLOGY--22.2%

Altera                                                                                          195,000  (a)           4,438,200

Applied Materials                                                                               226,300  (a)           8,995,425

Cisco Systems                                                                                 1,555,900  (a)          31,818,155

Dell Computer                                                                                   350,000  (a)           9,775,500

Intel                                                                                         1,160,000               37,885,600

International Business Machines                                                                 315,700               36,491,763

Juniper Networks                                                                                296,000  (a)           7,275,680

Linear Technology                                                                               434,600               17,831,638

National Semiconductor                                                                          682,000  (a)          20,548,660

Sun Microsystems                                                                                983,700  (a)          14,007,888

Texas Instruments                                                                               611,000               19,582,550

                                                                                                                     208,651,059

ENERGY MINERALS--1.8%

Royal Dutch Petroleum (New York Shares), ADR                                                    348,300               16,836,822

FINANCE--17.7%

American International Group                                                                    338,093               27,858,863

Bank of America                                                                                 345,000               21,176,100

Citigroup                                                                                       369,400               17,694,260

Fannie Mae                                                                                      331,900               26,087,340

MGIC Investment                                                                                 223,000               13,056,650

Marsh & McLennan Cos.                                                                           123,300               13,189,401

Merrill Lynch                                                                                   182,000                9,116,380

Schwab (Charles)                                                                                592,000                8,501,120

State Street                                                                                    247,600               12,959,384



COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Stilwell Financial                                                                              388,000                9,203,360

Wells Fargo                                                                                     160,000                6,848,000

                                                                                                                     165,690,858

HEALTH SERVICES--1.5%

Caremark Rx                                                                                     606,000  (a)           9,090,000

Tenet Healthcare                                                                                 76,000  (a)           4,560,000

                                                                                                                      13,650,000

HEALTH TECHNOLOGY--14.7%

Amgen                                                                                           323,400  (a)          21,483,462

Baxter International                                                                            428,000               22,256,000

Boston Scientific                                                                               300,000  (a)           7,980,000

Bristol-Myers Squibb                                                                            186,000                9,999,360

Johnson & Johnson                                                                               435,000               25,338,750

Lilly (Eli) & Co.                                                                               132,500               10,953,775

Pfizer                                                                                          914,800               39,619,988

                                                                                                                     137,631,335

NON-ENERGY MINERALS--2.1%

Alcoa                                                                                           510,000               19,686,000

PRODUCER MANUFACTURING--3.4%

Tyco International                                                                              549,000               32,281,200

RETAIL TRADE--8.8%

Best Buy                                                                                        221,000  (a)          15,777,190

Home Depot                                                                                      525,400               24,515,164

TJX Cos.                                                                                        450,000               16,960,500

Wal-Mart Stores                                                                                 450,000               24,817,500

                                                                                                                      82,070,354

TECHNOLOGY SERVICES--7.2%

Electronic Data Systems                                                                         183,000               12,667,260

Microsoft                                                                                       723,700  (a)          46,468,777

Siebel Systems                                                                                  367,000  (a)           8,202,450

                                                                                                                      67,338,487

TELECOMMUNICATIONS EQUIPMENT--3.4%

Nokia, ADR                                                                                      580,400               13,355,004

QUALCOMM                                                                                        163,000  (a)           9,571,360

Tellabs                                                                                         600,000  (a)           9,168,000

                                                                                                                      32,094,364

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--3.9%

El Paso                                                                                         192,500                8,566,250

Liberty Media, Cl. A                                                                          1,170,000  (a)          15,385,500

SBC Communications                                                                              344,000               12,858,720

                                                                                                                      36,810,470

TOTAL COMMON STOCKS

   (cost $786,186,974)                                                                                               924,629,939
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   3.15%, 12/18/2001                                                                            100,000                  100,000

U.S.TREASURY BILLS--2.3%

   2.11%, 12/6/2001                                                                           1,501,000                1,500,760

   2.06%, 12/13/2001                                                                          8,461,000                8,456,600

   1.90%, 12/20/2001                                                                          1,262,000                1,260,902

   2.06%, 12/27/2001                                                                          1,555,000                1,553,119

   1.88%, 2/21/2002                                                                           8,541,000                8,508,288

                                                                                                                      21,279,669

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,373,598)                                                                                                 21,379,669
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $807,560,572)                                                            100.9%              946,009,608

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.9%)               (8,130,998)

NET ASSETS                                                                                       100.0%              937,878,610

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities-See Statement of Investments 807,560,572  946,009,608

Cash                                                                    238,073

Receivable for investment securities sold                             6,841,390

Dividends and interest receivable                                       518,378

Receivable for shares of Common Stock subscribed                        311,416

Prepaid expenses                                                         53,504

                                                                    953,972,369
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           742,270

Payable for investment securities purchased                          12,999,715

Payable for shares of Common Stock redeemed                           2,140,542

Loan commitment fees payable--Note 2                                      4,042

Accrued expenses                                                        207,190

                                                                     16,093,759
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      937,878,610
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     954,378,266

Accumulated investment (loss)                                          (629,213)

Accumulated net realized gain (loss) on investments                (154,319,479)

Accumulated net unrealized appreciation
  (depreciation) on investments-Note 4                              138,449,036
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      937,878,610

NET ASSET VALUE PER SHARE



                                  Class A         Class B            Class C         Class R             Class T       Class Z
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                  20,769,941      27,320,269          6,049,782      34,488,444            907,450    848,342,724

Shares
   Outstanding                   2,334,088       3,123,625            691,129       3,847,061            103,438     94,729,780
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                      8.90            8.75              8.75             8.96              8.77           8.96



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $61,958 foreign taxes withheld at source)     3,741,917

Interest                                                               561,028

TOTAL INCOME                                                         4,302,945

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,657,768

Shareholder servicing costs--Note 3(c)                                 989,190

Distribution fees--Note 3(b)                                           129,175

Professional fees                                                       40,657

Custodian fees--Note 3(c)                                               35,088

Prospectus and shareholders' reports                                    28,778

Registration fees                                                       27,892

Loan commitment fees--Note 2                                            12,394

Directors' fees and expenses--Note 3(d)                                  4,226

Miscellaneous                                                            6,990

TOTAL EXPENSES                                                       4,932,158

INVESTMENT (LOSS)                                                     (629,213)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (120,832,165)

Net unrealized appreciation (depreciation) on investments          (32,030,978)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (152,863,143)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (153,492,356)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2001           Year Ended
                                              (Unaudited)         May 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (629,213)           (4,576,889)

Net realized gain (loss) on investments     (120,832,165)           11,416,852

Net unrealized appreciation
   (depreciation) on investments             (32,030,978)         (289,687,119)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (153,492,356)         (282,847,156)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                      --               (103,261)

Class B shares                                      --               (144,098)

Class C shares                                      --                (31,022)

Class R shares                                      --               (309,242)

Class T shares                                      --                 (4,915)

Class Z shares                                      --             (7,478,089)

Net realized gain on investments:

Class A shares                                   (165,788)         (1,088,114)

Class B shares                                   (226,543)         (1,959,270)

Class C shares                                    (50,036)           (475,486)

Class R shares                                   (278,380)         (2,962,396)

Class T shares                                     (7,493)            (53,116)

Class Z shares                                 (6,883,770)        (78,800,354)

TOTAL DIVIDENDS                                (7,612,010)        (93,409,363)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  8,431,079          19,863,412

Class B shares                                  3,399,201          23,129,429

Class C shares                                    683,935           5,003,029

Class R shares                                  1,848,179           7,713,583

Class T shares                                    153,468             808,962

Class Z shares                                102,379,687         432,740,293

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        November 30, 2001           Year Ended
                                              (Unaudited)         May 31, 2001
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    139,138              993,655

Class B shares                                    207,301            1,874,837

Class C shares                                     37,249              367,856

Class R shares                                    278,500            3,271,071

Class T shares                                      7,482               58,013

Class Z shares                                  6,668,526           83,279,570

Cost of shares redeemed:

Class A shares                                 (6,210,081)          (4,589,550)

Class B shares                                 (2,708,211)          (4,864,455)

Class C shares                                   (629,384)          (1,260,815)

Class R shares                                 (1,781,815)          (3,630,414)

Class T shares                                    (99,548)             (64,696)

Class Z shares                               (148,945,337)        (447,345,417)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (36,140,631)         117,348,363

TOTAL INCREASE (DECREASE) IN NET ASSETS      (197,244,997)        (258,908,156)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,135,123,607        1,394,031,763

END OF PERIOD                                 937,878,610        1,135,123,607


                                         Six Months Ended
                                        November 30, 2001           Year Ended
                                              (Unaudited)         May 31, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       916,593            1,615,815

Shares issued for dividends reinvested             15,865               80,917

Shares redeemed                                  (714,526)            (368,784)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     217,932            1,327,948
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       368,857            1,795,954

Shares issued for dividends reinvested             24,049              154,054

Shares redeemed                                  (304,201)            (414,398)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      88,705            1,535,610
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        74,611              376,931

Shares issued for dividends reinvested              4,316               30,202

Shares redeemed                                   (72,420)             (99,499)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,507              307,634
-------------------------------------------------------------------------------

CLASS R

Shares sold                                       201,296              585,862

Shares issued for dividends reinvested             31,505              265,293

Shares redeemed                                  (195,829)            (301,523)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      36,972              549,632
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        17,082               64,508

Shares issued for dividends reinvested                865                4,771

Shares redeemed                                   (11,586)              (5,157)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,361               64,122
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                    10,825,712           33,133,067

Shares issued for dividends reinvested            755,210            6,754,222

Shares redeemed                               (15,738,236)         (34,622,883)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (4,157,314)           5,264,406

(A) DURING THE PERIOD ENDED NOVEMBER 30, 2001, 1,163 CLASS B SHARES REPRESENTING $10,463 WERE AUTOMATICALLY CONVERTED TO 1,146 TO CLASS A SHARES AND DURING THE PERIOD ENDED MAY 31, 2001, 13,538 CLASS B SHARES REPRESENTING $189,238 WERE AUTOMATICALLY CONVERTED TO 13,423 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                        Six Months Ended
                                                                      November 30, 2001                     Year Ended May 31,
                                                                                                      ---------------------------

CLASS A SHARES                                                                (Unaudited)               2001              2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                               10.40               13.95             13.34

Investment Operations:

Investment income (loss)--net                                                       (.01)(b)            (.06)(b)           .20(b)

Net realized and unrealized gain
   (loss) on investments                                                           (1.42)              (2.57)             1.76

Total from Investment Operations                                                   (1.43)              (2.63)             1.96

Distributions:

Dividends from investment income--net                                                 --                (.08)              --

Dividends from net realized
   gain on investments                                                              (.07)               (.84)            (1.35)

Total Distributions                                                                 (.07)               (.92)            (1.35)

Net asset value, end of period                                                      8.90               10.40             13.95
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                              (13.71)(d)          (19.84)            14.90(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .56(d)             1.18              1.02(d)

Ratio of net investment income (loss)

to average net assets                                                               (.11)(d)            (.51)             1.43(d)

                 Portfolio Turnover Rate                                           55.32(d)            82.54             60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             20,770              22,004            10,999

(A)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                       Six Months Ended
                                                                      November 30, 2001                       Year Ended May 31,
                                                                                                      ------------------------------
CLASS B SHARES                                                               (Unaudited)                2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                               10.26               13.88             13.34

Investment Operations:

Investment income (loss)-net                                                        (.05)(b)            (.16)(b)           .15(b)

Net realized and unrealized gain
   (loss) on investments                                                           (1.39)              (2.56)             1.74

Total from Investment Operations                                                   (1.44)              (2.72)             1.89

Distributions:

Dividends from investment income-net                                                  --                (.06)              --

Dividends from net realized
   gain on investments                                                              (.07)               (.84)            (1.35)

Total Distributions                                                                 (.07)               (.90)            (1.35)

Net asset value, end of period                                                      8.75               10.26             13.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                              (13.99)(d)          (20.58)            14.34(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .96(d)             1.95              1.55(d)

Ratio of net investment income (loss)

to average net assets                                                               (.52)(d)           (1.30)             1.07(d)

Portfolio Turnover Rate                                                            55.32(d)            82.54             60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             27,320              31,152            20,812

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        Six Months Ended
                                                                       November 30, 2001                      Year Ended May 31,
                                                                                                        ----------------------------
CLASS C SHARES                                                                (Unaudited)               2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               10.28               13.88            13.34

Investment Operations:

Investment income (loss)-net                                                        (.05)(b)            (.16)(b)          .11(b)

Net realized and unrealized gain
   (loss) on investments                                                           (1.41)              (2.54)            1.78

Total from Investment Operations                                                   (1.46)              (2.70)            1.89

Distributions:

Dividends from investment income-net                                                  --                (.06)             --

Dividends from net realized
   gain on investments                                                              (.07)               (.84)           (1.35)

Total Distributions                                                                 (.07)               (.90)           (1.35)

Net asset value, end of period                                                      8.75               10.28            13.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                              (14.16)(d)          (20.48)           14.34(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .98(d)             1.92             1.54(d)

Ratio of net investment income
   (loss) to average net assets                                                     (.54)(d)           (1.28)             .77(d

Portfolio Turnover Rate                                                            55.32(d)            82.54            60.20
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              6,050               7,037            5,234

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                       Six Months Ended
                                                                       November 30, 2001                      Year Ended May 31,
                                                                                                     ------------------------------
CLASS R SHARES                                                                (Unaudited)               2001               2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                               10.46               14.00              13.34

Investment Operations:

Investment income (loss)-net                                                         .00(b,c)           (.03)(b)            .26(b)

Net realized and unrealized gain
   (loss) on investments                                                           (1.43)              (2.58)              1.75

Total from Investment Operations                                                   (1.43)              (2.61)              2.01

Distributions:

Dividends from investment income-net                                                  --                (.09)                --

Dividends from net realized gain
   on investments                                                                   (.07)               (.84)             (1.35)

Total Distributions                                                                 (.07)               (.93)             (1.35)

Net asset value, end of period                                                      8.96               10.46              14.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                  (13.63)(d)          (19.64)             15.30(d
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .41(d)              .84                .75(d)

Ratio of net investment income
   (loss) to average net assets                                                      .03(d)             (.20)              1.69(d)

Portfolio Turnover Rate                                                            55.32(d)            82.54              60.20
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             34,488              39,854             45,641

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       Six Months Ended
                                                                       November 30, 2001                       Year Ended May 31,
                                                                                                       -----------------------------
CLASS T SHARES                                                                (Unaudited)              2001               2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               10.29              13.85              13.34

Investment Operations:

Investment income (loss)--net                                                       (.04)(b)           (.10)(b)            .20(b)

Net realized and unrealized gain
   (loss) on investments                                                           (1.41)             (2.54)              1.66

Total from Investment Operations                                                   (1.45)             (2.64)              1.86

Distributions:

Dividends from investment income--net                                                 --               (.08)                --

Dividends from net realized
   gain on investments                                                              (.07)              (.84)             (1.35)

Total Distributions                                                                 (.07)              (.92)             (1.35)

Net asset value, end of period                                                      8.77              10.29              13.85
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                              (14.05)(d)         (20.08)             14.14(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .84(d)            1.48               1.21(d)

Ratio of net investment income
   (loss) to average net assets                                                     (.40)(d)           (.82)              1.40(d)

Portfolio Turnover Rate                                                            55.32(d)           82.54              60.20
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                907                998                456

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                     Six Months Ended
                                    November 30, 2001                                             Year Ended May 31,
                                                                  -----------------------------------------------------------------

CLASS Z SHARES                             (Unaudited)            2001          2000(a)           1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           10.46           14.00         12.72             11.78         10.01          9.25

Investment Operations:

Investment income
   (loss)--net                                    (.00)(b,c)      (.04)(b)       .08(b)           (.01)          .01           .02

Net realized and
   unrealized gain (loss)
   on investments                                (1.43)          (2.58)         2.55              2.29          2.68          2.16

Total from Investment
   Operations                                    (1.43)          (2.62)         2.63              2.28          2.69          2.18

Distributions:

Dividends from investment
   income--net                                      --            (.08)          --                 --          (.02)         (.02)

Dividends from net realized
   gain on investments                            (.07)           (.84)        (1.35)            (1.34)         (.90)        (1.40)

Total Distributions                               (.07)           (.92)        (1.35)            (1.34)         (.92)        (1.42)

Net asset value, end of period                    8.96           10.46         14.00             12.72         11.78         10.01
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (13.63)(d)      (19.69)        20.91             20.30         27.76         25.70
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .49(d)          .95           .96               .96           .97          1.03

Ratio of net investment
   income (loss) to
   average net assets                             (.05)(d)        (.32)          .60              (.11)          .07           .22

Portfolio Turnover Rate                          55.32(d)        82.54         60.20             75.88         70.41         66.52
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                 848,343       1,034,078     1,310,890         1,130,190       911,688       677,084

(A)  THE FUND  CHANGED  TO A SIX CLASS  FUND ON AUGUST 31,  1999.  THE  EXISTING
     SHARES WERE REDESIGNATED CLASS Z SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T and 200 million shares of $.001 par value Common Stock of Class Z shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premiums on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,401 during the period ended November 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to the investment advisory agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended November 30, 2001, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the fund's average daily net assets, computed at the following rates:

       Average Net Assets

       0 to $400 million . . . . . . . . . . . . . . . . . .      .10 of 1%

       In excess of $400 million to $500 million . . . . . .      .15 of 1%

       In excess of $500 million to $750 million . . . . . .      .20 of 1%

       In excess of $750 million . . . . . . . . . . . . . .      .25 of 1%


In the event there is a reimbursement pursuant to the Agreement, NCM will reduce its sub-advisory fee by its pro-rata portion.

The Distributor retained $1,948 during the period ended November 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2001, Class B, Class C and Class T shares were charged $104,454, $23,610 and $1,111, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2001, Class A, Class B, Class C and Class T shares were charged $27,202, $34,818, $7,870 and $1,111, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses with respect to servicing and/or maintaining shareholder

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2001, Class Z shares were charged $429,249 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $178,810 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2001, the fund was charged $35,088 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member, who is not an "affiliated person" as defined in the Act, receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended November 30, 2001, the fund incurred total brokerage commissions of $1,360,803, of which $6,732 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2001, amounted to $527,466,042 and $559,479,701, respectively.

At November 30, 2001, accumulated net unrealized appreciation on investments was $138,449,036, consisting of $161,849,445 gross unrealized appreciation and $23,400,409 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        The Dreyfus Premier
                        Third Century Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        NCM Capital Management Group, Inc.
                        103 West Main Street
                        Durham, North Carolina 27705

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



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(c) 2002 Dreyfus Service Corporation                                  035SA1101